Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
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Supplement No. 11 dated September 30, 2015
to
Prospectus dated October 29, 2014
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This Supplement No. 11 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 29, 2014, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Distributions
On September 24, 2015, our board of directors declared a special distribution to stockholders as follows:

•	$0.11522 per share of common stock payable on December 29, 2015 to stockholders of record at the close of business on December 28, 2015.

On September 23, 2015, our board of directors declared a series of distributions for the months of October through December 2015. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02014	October 2, 2015	November 2, 2015
$0.02014	October 9, 2015	November 2, 2015
$0.02014	October 16, 2015	November 2, 2015
$0.02014	October 23, 2015	November 2, 2015
$0.02014	October 30, 2015	November 2, 2015
$0.02014	November 6, 2015	November 30, 2015
$0.02014	November 13, 2015	November 30, 2015
$0.02014	November 20, 2015	November 30, 2015
$0.02014	November 27, 2015	November 30, 2015
$0.02014	December 4, 2015	December 29, 2015
$0.02014	December 11, 2015	December 29, 2015
$0.02014	December 18, 2015	December 29, 2015
$0.02014	December 28, 2015	December 29, 2015

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.